UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 15, 2023
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Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On October 15, 2023, all outstanding shares of Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”), of Veeva Systems Inc. (the “Company”) automatically converted into the same number of shares of the Company’s Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), pursuant to the terms of the Company’s then effective Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”). No additional shares of Class B Common Stock will be issued following such Conversion (as defined below).

The Conversion occurred pursuant to Article FOURTH, Section (A)(8)(c) of the Certificate of Incorporation, which provided that each share of Class B Common Stock outstanding would automatically, without any further action, convert into one fully paid and nonassessable share of Class A Common Stock upon the earliest to occur of (i) the date specified by the holders of a majority of the then outstanding shares of Class B Common Stock, voting as a separate class, or (ii) October 15, 2023 (the “Conversion”). Following the Conversion, the Class A Common Stock continues to be listed on the New York Stock Exchange Market under the ticker symbol “VEEV” and maintains the same CUSIP number previously assigned to the Class A Common Stock.

In addition, in accordance with the Certificate of Incorporation, and as required by Section 243 of the General Corporation Law of the State of Delaware (the “DGCL”), on October 16th, 2023, the Company filed a certificate with the Secretary of State of the State of Delaware effecting the retirement of the shares of Class B Common Stock that were issued but not outstanding following the Conversion (the “Certificate of Retirement”). Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement had the effect of amending the Certificate of Incorporation such that, upon the effectiveness of the filing of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock has been reduced by the number of retired shares of Class B Common Stock.

The Conversion had the following effects, among others, on the holders of shares of Class B Common Stock:

Voting Power. Prior to the Conversion, holders of shares of Class B Common Stock were entitled to cast ten votes for each such share held by them on any matter submitted to a vote of the Company’s stockholders on which the holders of Class B Common Stock were entitled to vote. As a result of the Conversion, all former holders of shares of Class B Common Stock are now holders of shares of Class A Common Stock, which is entitled to one vote per share on any matter submitted to a vote of the Company’s stockholders on which the holders of Class A Common Stock are entitled to vote. In addition, the provisions of the Certificate of Incorporation and Delaware law that entitled the holders of shares of Class A Common Stock and Class B Common Stock, in certain circumstances, to separate class voting rights are no longer applicable as a result of the Conversion.

Economic Interests. Because holders of shares of Class A Common Stock are entitled to the same economic interests to which former holders of shares of Class B Common Stock were entitled before the Conversion, the Conversion had no impact on the economic interests of former holders of shares of Class B Common Stock.

Capitalization. The Conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class B Common Stock converted into an equivalent number of shares of Class A Common Stock. The Company’s total number of authorized shares of capital stock was reduced from 1 billion to 810 million to account for the elimination of the authorized Class B Common Stock.

Immediately following the filing of the Certificate of Retirement, the Company filed an Amended and Restated Certificate of Incorporation (the “Restated Certificate”) to remove references to Class B Common Stock to reflect the Conversion, to remove the forum selection provision in light of its inclusion in the Company’s Bylaws, and to make certain other clarifying changes and updates. The Restated Certificate was approved by the Company’s Board of Directors on May 8, 2023 and by our stockholders at our annual meeting of stockholders on June 21, 2023. The Restated Certificate became effective on October 16, 2023.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03 above, on October 16, 2023, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware to retire the shares of Class B Common Stock that were issued but not outstanding following the Conversion.

Immediately following the filing of the Certificate of Retirement, the Company filed the Restated Certificate to reflect the changes discussed above. The Restated Certificate became effective on October 16, 2023.

The foregoing descriptions of the Certificate of Retirement and Restated Certificate are summaries only and are qualified in their entirety by reference to the full text of the Certificate of Retirement and Restated Certificate, copies of which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and both of which are incorporated by reference into this Item 5.03.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
3.1	Certificate of Retirement
3.2	Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Josh Faddis
Josh Faddis
Senior Vice President, General Counsel

Dated:	October 16, 2023